Subsequent Events	6 Months Ended
Jun. 30, 2020
Subsequent Events [Abstract]
Subsequent Events

NOTE 13: SUBSEQUENT EVENTS

In July 2020, the Board of Directors authorized a unit repurchase program for up to $6,000 of the Company’s common units over a one-year period. Common unit repurchases will be made from time to time for cash in open market transactions at prevailing market prices or in privately negotiated transactions. The timing and amount of repurchases under the program will be determined by Company’s management based upon market conditions and other factors. Repurchases may be made pursuant to a program adopted under Rule 10b5-1 under the Securities Exchange Act of 1934, as amended. The program does not require any minimum repurchase or any specific number of units of common equity and may be suspended or reinstated at any time in the Company’s discretion and without notice. The Board of Directors will review the program periodically.